UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2006

ASPREVA PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

000-51169	98-0435540
(Commission File Number)	(IRS Employer Identification No.)

1203-4464 Markham Street
Victoria, British Columbia, Canada V8Z 7X8

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (250) 744-2488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Unless otherwise specified, all monetary amounts in this 8K are in United States dollars.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 19, 2006, Aspreva Pharmaceuticals Corporation appointed Mr. Charles F. Goulburn to Executive Vice President, Global Pharmaceutical Operations. In September 2004, Aspreva entered into an employment agreement with Mr. Goulburn effective as of October 18, 2004. Pursuant to the employment agreement as amended on October 23, 2006, Mr Goulburn currently receives an annual base salary of $277,000, subject to increases at the discretion of our board of directors. Mr. Goulburn is also eligible for a discretionary performance bonus of up to 30% of his annual base salary as determined by our board of directors. Under the agreement, Mr. Goulburn was granted a stock option to purchase 128,400 common shares at an exercise price of $4.57 per share.

Under the employment agreement, either we or Mr. Goulburn may terminate his employment at any time. If we terminate Mr. Goulburn’s employment without cause, we are obligated to pay to Mr. Goulburn, depending on the year of employment in which he is terminated, a lump sum of up to 12 months of his then current base salary plus other sums owed for arrears of salary, vacation pay and any performance bonus. We are also obligated to maintain Mr. Goulburn’s benefits for a period of six months following termination. The description of the employment agreement is qualified in its entirety by a copy of the employment agreement, as amended on October 23, 2006, which is attached to this Form 8-K as Exhibit 10.30.

In October 2006, we entered into a change of control agreement with Mr. Goulburn, effective as of October 24, 2006. If within 12 months following a change of control of Aspreva, Mr. Goulburn terminates his employment for good reason, or we terminate his employment other than for cause, we are obligated to pay to Mr. Goulburn a lump sum equal to 12 months of his then current base salary plus other sums owed for arrears of salary, vacation pay and any performance bonus. In such case, we are also obligated to maintain Mr. Goulburn’s benefits for the 12 month period and his unvested stock options will immediately vest. The description of the change of control agreement is qualified in its entirety by a copy of the change of control agreement which is attached to this Form 8-K as Exhibit 10.31.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits:

Exhibit No.	Description

10.30	Employment agreement between Aspreva Pharmaceuticals Corporation and Mr. Charles F. Goulburn, effective October 18, 2004, as amended on October 23, 2006.

10.31	Change of control agreement, between Aspreva Pharmaceuticals Corporation and Mr. Charles F. Goulburn, effective October 24, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPREVA PHARMACEUTICALS CORPORATION

Dated: October 25, 2006
	By:	/s/ Bruce G. Cousins
Bruce G. Cousins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.30	Employment agreement between Aspreva Pharmaceuticals Corporation and Mr. Charles F. Goulburn, effective October 18, 2004, as amended on October 23, 2006.

10.31	Change of control agreement, between Aspreva Pharmaceuticals Corporation and Mr. Charles F. Goulburn, effective October 24, 2006.